ALPINE EQUITY TRUST

ALPINE INCOME TRUST

ALPINE SERIES TRUST

SUPPLEMENT DATED DECEMBER 21, 2017

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION, EACH DATED FEBRUARY 28, 2017

The following language is added to the Summary Prospectus, Prospectus and Statement of Additional Information of each Fund listed in Schedule A (each, a “Fund” and collectively, the “Funds”):

On December 21, 2017, Alpine Woods Capital Investors, LLC (“Alpine”) entered into an asset purchase agreement with Aberdeen Asset Managers Limited (“Aberdeen”) (the “AAML/Alpine Agreement”), under which AAML would acquire certain assets related to Alpine’s investment management business . The transaction related to the AAML/Alpine Agreement is targeted to close in the second quarter of 2018, but is subject to certain approvals and other conditions to closing, including the approval of each Reorganization (as defined below) and the approval of a change in the advisory arrangements of the Alpine-advised closed-end funds. Aberdeen is a corporation organized under the laws of the United Kingdom and an indirect subsidiary of Standard Life Aberdeen plc, a Scottish limited company listed on the London stock exchange. Standard Life Aberdeen plc and its affiliates offer a comprehensive range of investment capabilities, and overall manage worldwide assets worth $764 billion (as of September 30, 2017) on behalf of clients in 80 countries.

On December 14, 2017, at a meeting of the Boards of Trustees (the “Boards”) of Alpine Income Trust, Alpine Equity Trust and Alpine Series Trust (the “Trusts”), the Boards each considered and unanimously approved an agreement and plan of reorganization with respect to each Fund (the “Plans”) whereby each Fund would participate in a reorganization (the “Reorganizations”) that would allow it to continue to operate as a corresponding new series of Aberdeen Funds, a Delaware statutory trust (the “New Funds”). Aberdeen Asset Management Inc. would serve as the investment adviser for the New Funds. Aberdeen Asset Managers Limited would serve as the subadviser to the New Funds that are the successors to the Alpine Realty Income & Growth Fund, Alpine Global Infrastructure Fund, Alpine International Real Estate Equity Fund and Alpine Dynamic Dividend Fund.

Each Plan is subject to the approval of the shareholders of the respective Fund and is subject to certain closing conditions and termination rights, including the respective Board’s right to terminate a Plan if it determines that proceeding with a Reorganization is inadvisable for a Fund. The Reorganization will not be effected unless the transaction related to the AAML/Alpine Agreement closes. Prior to the Reorganizations, shareholders can continue to purchase, redeem and exchange shares subject to certain limitations described in the respective Fund’s Prospectus.

AAML and its affiliates have extensive experience managing U.S. registered open-end funds, with dedicated fund support.  The investment management resources devoted to the Funds will benefit from the extensive and global professional investment teams of AAML and its affiliates.  It is anticipated that the Funds will benefit over time by being part of a large, well-resourced global investment manager in AAML and its affiliates.

This document is not an offer to sell shares of a New Fund, nor is it a solicitation of an offer to buy any such shares or of any proxy. Proxy materials describing the Reorganizations will be mailed at a later date. Please read the proxy materials carefully when they are available, because they will contain important information about the Reorganizations and the New Funds.

Schedule A

Alpine Equity Trust	Alpine Realty Income & Growth Fund Alpine Global Infrastructure Fund Alpine International Real Estate Equity Fund
Alpine Income Trust	Alpine Ultra Short Municipal Income Fund Alpine High Yield Managed Duration Municipal Fund
Alpine Series Trust	Alpine Dynamic Dividend Fund Alpine Rising Dividend Fund

Please retain this Supplement for future reference.